UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 31, 2006

New Century Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32314	56-2451736
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California		92612
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 440-7030

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 31, 2006, the registrant, New Century Mortgage Corporation, an indirect wholly owned subsidiary of the registrant ("NCMC"), NC Capital Corporation, a direct wholly owned subsidiary of NCMC ("NC Capital"), New Century Credit Corporation, a direct wholly owned subsidiary of the registrant ("NCCC"), Home123 Corporation, an indirect wholly owned subsidiary of the registrant ("Home123"), NC Asset Holding, L.P., an indirect wholly owned subsidiary of the registrant ("NCAH" and, together with NCMC, NC Capital, NCCC and Home123, the "Borrowers"), Barclays Bank PLC ("Barclays") and Sheffield Receivables Corporation ("Sheffield" and, together with Barclays, the "Lenders") entered into a $1 billion Master Repurchase Agreement (the "Master Repurchase Agreement"). The Master Repurchase Agreement terminates on March 30, 2007. Concurrently with the execution of the Master Repurchase Agreement, the registrant entered into a Guaranty (the "Guaranty") in favor of the Lenders with respect to the Borrowers’ obligations under the Master Repurchase Agreement. The Master Repurchase Agreement and the Guaranty are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Master Repurchase Agreement, dated as of March 31, 2006, by and among New Century Mortgage Corporation, NC Capital Corporation, New Century Credit Corporation, Home123 Corporation, NC Asset Holding, L.P., New Century Financial Corporation, Barclays Bank PLC and Sheffield Receivables Corporation.

10.2 Guaranty, dated as of March 31, 2006, by New Century Financial Corporation in favor of Barclays Bank PLC and Sheffield Receivables Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Century Financial Corporation

April 6, 2006	By:	/s/ Brad A. Morrice

Name: Brad A. Morrice
Title: Vice Chairman, President and Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

10.1	Master Repurchase Agreement, dated as of March 31, 2006, by and among New Century Mortgage Corporation, NC Capital Corporation, New Century Credit Corporation, Home123 Corporation, NC Asset Holding, L.P., New Century Financial Corporation, Barclays Bank PLC and Sheffield Receivables Corporation.
10.2	Guaranty, dated as of March 31, 2006, by New Century Financial Corporation in favor of Barclays Bank PLC and Sheffield Receivables Corporation.